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                       SECURITIES AND EXCHANGE COMMISSION


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (date of earliest event reported):            MARCH 23, 2006
                                                        ------------------------


                                  BENIHANA INC.
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             (Exact name of registrant as specified in its charter)


           DELAWARE                    0-26396                 65-0538630
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 (State or other jurisdiction        (Commission            (I.R.S. Employer
      of incorporation)              File Number)          Identification No.)


 8685 NORTHWEST 53RD TERRACE, MIAMI, FLORIDA                       33166
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  (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:           (305) 593-0770
                                                           ---------------------

                                      NONE
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           Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

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        ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        On Thursday, March 23, 2006, the Board of Directors of Benihana Inc. approved the Benihana Incentive Compensation Plan (the "Plan").

        A summary description of the Plan is attached as Exhibit 99.1 to this Report.

        ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

        (c)     Exhibit 99.1. Summary Description of Incentive Compensation
Plan.



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        BENIHANA INC.


Dated:  March 24, 2006                  By:  /s/ Michael R. Burris
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                                        Michael R. Burris
                                        Senior Vice President of
                                        Finance and Treasurer